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                                                                    Exhibit 23.1

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KPMG


                2100 Dominion Tower
                999 Waterside Drive
                Norfolk, VA 23610


                          Independent Auditors' Consent

The Board of Directors
Easy Money Holding Corporation and Subsidiaries:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                                /s/ KPMG LLP



Norfolk, Virginia
March 20, 2002